UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2021

NEKTAR THERAPEUTICS

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South

San Francisco, California 94158

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	NKTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of the Stockholders of Nektar Therapeutics, a Delaware corporation (the “Company”), held on June 10, 2021 (the “Annual Meeting”), the following actions were taken. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2021.

Proposal 1

Each of the individuals listed below was elected, by a majority of the votes cast at the Annual Meeting and entitled to vote on the election of directors, to serve on the board of directors of the Company (the “Board”) until the Company’s 2024 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Jeff Ajer	154,825,666	2,011,006	118,643	12,620,716
Robert B. Chess	154,773,452	2,067,747	114,116	12,620,716
Roy A. Whitfield	112,205,176	44,631,969	118,170	12,620,716

In addition to the directors elected above, Myriam J. Curet, Karin Eastham, R. Scott Greer, and Howard W. Robin, continue to serve as directors after the Annual Meeting.

Proposal 2

The proposal to approve an amendment to the Amended and Restated 2017 Performance Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance thereunder by 5,000,000 shares was approved with approximately 86% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 14% voting against the proposal.

For	Against	Abstain	Broker Non-Votes
135,391,543	21,456,660	107,112	12,620,716

Proposal 3

The proposal to ratify the appointment, by the audit committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved with approximately 99% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 1% voting against the proposal.

For	Against	Abstain	Broker Non-Votes
168,008,555	1,453,373	114,103	0

Proposal 4

The proposal to approve the compensation of the Company’s Named Executive Officers, on a non-binding advisory basis, was approved with approximately 97% of the shares present or represented and voting at the Annual Meeting voting for the proposal and approximately 3% voting against the proposal.

For	Against	Abstain	Broker Non-Votes
151,749,699	5,030,154	175,462	12,620,716

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEKTAR THERAPEUTICS

Date:	June 15, 2021	By:	/s/ Mark A. Wilson
Mark A. Wilson
General Counsel and Secretary